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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        MERIDIAN POINT REALTY TRUST '83
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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     was paid previously. Identify the previous filing by registration statement
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Notes:

                        MERIDIAN POINT REALTY TRUST '83
                       655 MONTGOMERY STREET, SUITE 300
                        SAN FRANCISCO, CALIFORNIA 94111
                                (415) 981-4900

                              September 16, 1998

To Our Shareholders:

You have received proxy materials for an Annual Meeting of Shareholders that we called for September 22, 1998 to elect trustees and vote on a plan to liquidate Trust '83. You have also received proxy materials from the Meridian '83 Shareholders' Committee for Growth soliciting your vote for their nominees who are committed to converting the Trust into a perpetual-life real estate investment trust. While their plans are sketchy at best, it appears the Committee has in mind a merger with a company that owns self-storage facilities or the direct purchase of self-storage facilities, including those controlled by the Committee's nominees.

We, your Trustees, are proposing something entirely different, namely liquidation of the Trust in accordance with the original plan and objectives. As you know, we succeeded in selling the last property owned by the Trust and then distributed a $3 per share special dividend. WE ARE NOW RECOMMENDING THAT YOU VOTE FOR THE PLAN OF LIQUIDATION WHICH WE ESTIMATE SHOULD RESULT IN YOU RECEIVING A FINAL DISTRIBUTION OF FROM $0.50 TO $0.63 PER SHARE.

You might, as we have, ask yourself the key question, "WHY WOULD ANYONE BE GOING TO A LOT OF TROUBLE TO GET ME TO VOTE AGAINST THE LIQUIDATION OF A COMPANY THAT HAS SOLD OFF ALL ITS PROPERTIES?" The answer is that it is difficult, time consuming and expensive to start a new public company from scratch. That is why the Committee wants you to remain as a shareholder and to use the remaining proceeds from sale of your last property to fund their new business. If they can control the "shell" of Trust '83, they will have a sizable amount of cash and a ready-made base of public shareholders. They need you to make that possible.

Do you want to retain your investment in Trust '83 if enters a new business under the direction of new management? That is up to you. We simply want to be certain that you clearly understand the choices. OUR RECOMMENDATION IS THAT YOU VOTE USING THE ENCLOSED GOLD PROXY CARD TO 1) REELECT THE CURRENT TRUSTEES WHO DESIRE TO END THEIR SERVICE BY CARRYING OUT THE PLAN OF LIQUIDATION AND 2) APPROVE THE PLAN OF LIQUIDATION.

                                        Sincerely,

                                        /s/ Herbert E. Stansbury, Jr.

                                        Herbert E. Stansbury, Jr.
                                        Chairman of the Board of Trustees

                                     PROXY

                        MERIDIAN POINT REALTY TRUST '83
                             655 Montgomery Street
                        San Francisco, California 94111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of Meridian Point Realty Trust '83, a California business trust (the "Trust"), acknowledges receipt of a copy of the Notice to Shareholders of Annual Meeting and the accompanying Proxy Statement dated September 2, 1998 (the "Proxy Statement"), and revoking any proxy heretofore given, hereby constitutes and appoints Lorraine O. Legg, Robert
E. Morgan, and Herbert E. Stansbury, Jr., and each of them, with full power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of beneficial interest of the Trust held of record by the undersigned on August 4, 1998 at the Annual Meeting of Shareholders of the Trust to be held at the Holiday Inn, 750 Kearny Street, San Francisco, California at 10:30 a.m. local time on September 22, 1998, or at any postponements or adjournments thereof.

                                                                         FOR ALL           WITHHOLD
                                                                   (except as withheld)       ALL
1.  Proposal No. 1 - To elect as Trustees of the Trust,
    the Trust's  nominees set forth below, which nominees,
    if elected, shall serve as Trustees of the Trust until
    the next annual meeting of shareholders or, if the proposal to liquidate and dissolve (Proposal No. 2  below) is also
    approved, until the completion of the liquidation and
    dissolution of the Trust as described in the Proxy Statement.       [ ]                   [ ]

            For, except vote withheld from the following nominee(s): __________________________________


Nominees:   Peter O. Hanson, Lorraine O. Legg, Robert E. Morgan, James M. Pollak and Herbert E. Stansbury, Jr.

                                                         FOR     AGAINST    ABSTAIN
2.  Proposal No. 2 - The Trust's proposal to liquidate
    and dissolve the Trust pursuant to the Plan of
    Complete Liquidation and Dissolution as described
    in the Proxy Statement.                               [ ]     [ ]        [ ]

                                                          FOR     AGAINST    ABSTAIN
3.  Proposal No. 3 - The Trust's proposal to approve
    the selection of Arthur Andersen LLP as the
    independent auditors for the Trust as described
    in the Statement.                                      [ ]     [ ]        [ ]

4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF TRUSTEES NOMINATED TO THE BOARD OF
                       ---
TRUSTEES, FOR THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE TRUST, AND FOR THE
          ---                                                       ---
RATIFICATION OF THE BOARD OF TRUSTEES' SELECTION OF ARTHUR ANDERSEN LLP, AS THE INDEPENDENT AUDITORS FOR THE TRUST.

                                         PLEASE MARK AND DATE THIS PROXY AND
                                         SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
                                         HEREON.

                                         If stock is held jointly all joint
                                         owners must sign.  Attorneys,
                                         executors, administrators, trustees,
                                         custodians, corporate officers,
                                         guardians, or any others signing in a
                                         representative capacity should give
                                         their full title(s) as such.  If there
                                         is more than one trustee, all should
                                         sign.




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